Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

10. COMMITMENTS AND CONTINGENCIES:

Lease Commitments

On August 1, 2013, FlexShopper entered into a 39 month lease of office space providing for monthly rent of approximately $6,800. This lease agreement was amended in January 2014 to reflect a 63 month term for a larger suite in an adjoining building. Upon commencement the monthly base rent for the first year approximated $9,600 with annual three percent increases throughout the lease term.

The rental expense for the years ended December 31, 2014 and 2013 was approximately $163,500 and $58,800, respectively. At December 31, 2014, the future minimum annual lease payments are approximately as follows:

2015	$118,000
2016	121,500
2017	125,300
2018	129,000
2019	77,000
$570,800

Contingencies

On October 22, 2010, Anchor filed a complaint in the Superior Court of Stamford/Norwalk, Connecticut against the Administrators of the Estate of David Harvey (“Harvey”) to recoup a credit loss incurred by the Company’s former subsidiary, Brookridge Funding Services, LLC. Harvey was the owner of a Company that caused the credit loss and the Company is pursuing its rights under the personal guarantee that Harvey provided. The Complaint is demanding principal of approximately $485,000 plus interest and damages. On September 9, 2014, the Company received $124,774 from Harvey as a final settlement, which is included in discontinued operations.